VAN KAMPEN FOCUS PORTFOLIOS, SERIES 400

                       Utility Income Portfolio, Series 14

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 19, 2003

         Notwithstanding anything to the contrary in the prospectus, the first year deferred sales charge for Utility Income Portfolio, Series 14 accrues daily from March 10, 2004 through August 9, 2004.

Supplement Dated:  November 14, 2003